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                                                                 EXHIBIT 23.3(b)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated July 31, 1995 on the financial statements of Boise Cable Limited Partnership included in or made part of Wireless Broadcasting Systems of America, Inc.'s Amendment No. 1 to the Form S-1 registration statement.

                                                ARTHUR ANDERSEN LLP

Denver, Colorado
        October 1, 1996